UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

BARREL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-201740	47-1963189
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8275 S. Eastern Ave, Suite 200, Las Vegas, Nevada	89123
(Address of principal executive offices)	(Zip Code)

1-702-595-2247

Registrant’s telephone number, including area code

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

The company is providing an amendment to the 8-K filing of May 27, 2021, regarding the dismissal of Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm.

Fruci issued audit reports on the Company’s financial statements for the year ended September 30, 2019.

The Fruci report on the financial statements of the Company for the fiscal year ended September 30, 2019 did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

The Fruci report on the financial statements of the Company for the fiscal year ended September 30, 2019 contained a going concern explanatory paragraph.

During the Company’s three most recent fiscal years and any subsequent interim period preceding Fruci’s dismissal, there were no reportable events or disagreements with Fruci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Fruci, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided a copy of this disclosure to Fruci, and requested that Fruci furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether Fruci agrees with the statements made by the Company and, if not, stating the respects in which Fruci does not agree.

A copy of Fruci’s response to this Report on Form 8-K is attached hereto as Exhibit 16.1 to this current report on Form 8-K.

On May 20, 2021, RBSM, LLP (“RBSM”) was appointed as the Company's new independent registered public accounting firm.

During the two most recent fiscal years and the interim period preceding our engagement of RBSM, we did not consult with them on any matter described in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Fruci

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARREL ENERGY, INC.

Date: June 7, 2021	By:	/s/ Harpreet Sangha
	Name:	Harpreet Sangha
	Title:	Chairman

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